Subsequent events	12 Months Ended
Dec. 31, 2024
Events After Reporting Period [Abstract]
Subsequent events	Subsequent events
On February 14, 2025, Alcon entered into a stock purchase agreement with an existing shareholder of an associated company to purchase their equity interest. The transaction is subject to customary closing conditions and is expected to give Alcon greater than a 50% equity interest in the associated company at closing. The resulting accounting treatment is under assessment as of February 25, 2025.
On February 25, 2025, the Board authorized the repurchase of up to $750 million of the Company’s common shares. The shares to be acquired will be held in treasury and are intended to offset the dilutive effect of shares vesting under Alcon's equity-based incentive plans. Alcon expects to fund the repurchases through cash generated from operations. The program is subject to customary safe harbor conditions and authorization of the Swiss Takeover Board. The timing and total amount of share repurchases will depend upon a variety of factors. The share repurchase program is expected to be completed over a three year period, but may be suspended or discontinued at any time.
On February 25, 2025, the Board approved the proposal to submit the 2024 financial statements of Alcon Inc. and these Consolidated Financial Statements for approval at the Annual General Meeting on May 6, 2025. Additionally on February 25, 2025, the Board proposed a dividend of CHF 0.28 per share to be approved at the same Annual General Meeting. If approved by the shareholders, the total dividend payments would amount to a maximum of approximately $155 million using the CHF/USD exchange rate as of February 17, 2025.
The Board has evaluated subsequent events as they relate to Alcon for potential recognition or disclosures from January 1, 2025 to the date of the approval of these Consolidated Financial Statements and has determined there are no additional subsequent events to be reported in these Consolidated Financial Statements.